GOODWILL	12 Months Ended
Dec. 31, 2013
GOODWILL
GOODWILL

10.                GOODWILL

	As of December 31,
	2012	2013
Gross amount:
Beginning balance	9,582	9,680
Goodwill arising from acquisitions	—	26,297
Exchange differences	98	282
Ending balance	9,680	36,259
Accumulated goodwill impairment loss:
Beginning balance	(835)	(843)
Exchange differences	(8)	(25)
Ending balance	(843)	(868)
Goodwill, net	8,837	35,391

In 2013, goodwill increased by $26,297 arising from the acquisition of Alohar, as discussed in Note 3.  The Company performs goodwill impairment analysis as of December 31 of each year. No impairment charges were recorded for the years ended December 31, 2011, 2012 and 2013.

In the goodwill impairment test as of December 31, 2013, the Company used the income approach and the market approach with 50% weight assigned for each approach. In determining the fair value of the Company’s reporting unit. Under the income approach, it adopted a discounted cash flow method, which considers a number of factors that include expected future cash flows which were based on five-year financial forecast developed by management, growth rates and discount rates and requires the Company to make certain assumptions and estimates regarding industry economic factors and future profitability of its reporting unit. The assumptions are inherently uncertain and subjective. Under the market approach, it adopted guideline company method, where financial ratios of comparable companies were analyzed to determine the fair value for the reporting unit.